UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: September 25, 2009
(Date of earliest event reported)

PremierWest Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Oregon	000-50332	93 - 1282171
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

503 Airport Road, Medford, Oregon 97504
Address of Principal Executive Office

Registrant's telephone number including area code 541-618-6003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On July 22, 2009, PremierWest Bancorp filed a Current Report on Form 8-K to report that its wholly owned subsidiary, PremierWest Bank completed the purchase of certain assets and assumption of certain liabilities of two Wachovia Bank, N.A., branches located in Davis and Grass Valley, California. In that filing, PremierWest indicated that it would amend the Form 8-K to the extent financial information was required by Item 9.01. This amendment is being filed to update information in Item 2.01 and to provide the required financial information in Item 9.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 19, 2009, PremierWest Bancorp’s wholly-owned subsidiary PremierWest Bank entered into a Purchase and Assumption Agreement with Wachovia Bank, N.A., pursuant to which the Bank agreed to purchase certain assets and assume certain liabilities of two Wachovia Bank, N.A., branches located in Davis and Grass Valley, California. PremierWest Bank completed the branch purchase on July 17, 2009. The Bank acquired real property in Grass Valley, approximately $799,000 of consumer loans, and fixed assets and the cash on hand at the two branches. The Bank assumed approximately $342.4 million in deposits. In consideration of the assumption of deposits, Wachovia made a cash transfer to the Bank on July 17, 2009 of approximately $341 million, representing the total amount of liabilities assumed including deposit liabilities, with the difference comprised of the purchase price of the real property, the net book value of the fixed assets, the value of the cash on hand at the branches and a deposit premium.

Item 9.01 Financial statements and Exhibits.

In accordance with a request for relief submitted to the Securities and Exchange Commission, PremierWest Bancorp has provided the information described below in Item 9.01(a) and attached as Exhibit 99.1 in lieu of certain historical financial information of the acquired branches required by Rule 3-05 of Regulation S-X because separate, audited financial statements of the acquired branches were never prepared and the acquired branches were not operated as a distinct, stand-alone entity.

PremierWest Bancorp has omitted certain financial information of the two Wachovia Bank, N.A. branches acquired, as required by Rule 3-05 of Regulation S-X and certain related pro forma financial information under Article 11 of Regulation S-X, as the historical financial information for the two branches acquired does not exist. PremierWest Bancorp has requested relief from the Securities and Exchange Commission for submission of this information.

(a) Financial statements of business acquired.

The following are included in the attached Exhibit 99.1 and incorporated by reference into this Item 9.01(a):

  Report of Independent Registered Public Accounting Firm

  Statement of Assets Acquired and Liabilities Assumed at July 17, 2009

  Notes to Statement of Assets Acquired and Liabilities Assumed

(d)	Exhibits.
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Report of Independent Registered Public Accounting Firm
Statement of Assets Acquired and Liabilities Assumed at July 17, 2009
Notes to Statement of Assets Acquired and Liabilities Assumed at July 17, 2009

IMPORTANT DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

This report, including the exhibits hereto, includes “forward-looking statements” within the meaning of the "safe-harbor" provisions of Sections 21D and 21E of the Securities Exchange Act of 1934, as amended. Other than statements of historical fact, all statements about our financial position and results of operations, business strategy and Management's plans and objectives for future operations are forward-looking statements. The words "anticipate," "believe," "estimate," "expect," and "intend" and words or phrases of similar meaning, as they relate to the Company or Management, are intended in part to help identify forward-looking statements. Examples of forward-looking statements include, but are not limited to: statements that include projections or Management's expectations for revenues, income or expenses, earnings per share, capital expenditures, dividends, capital structure and other financial items; statements of the plans and objectives of the Company, its Management or its Board of Directors, including the introduction of new products or services, plans for expansion, acquisitions or future growth and estimates or predictions of actions by customers, vendors, competitors or regulatory authorities; statements about future economic performance; statements of assumptions underlying other statements about the Company and its business; statements regarding the adequacy of the allowance for loan losses; pro forma financial statements; and descriptions of assumptions underlying or relating to any of the foregoing. Although Management believes that the expectations reflected in forward-looking statements are reasonable, we can make no assurance that such expectations will prove correct. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. For a more comprehensive discussion of the risk factors impacting our business refer to Item 1A Risk Factors in the Company’s filed Form 10-K/A (Amendment No. 1) as supplemented and update in the Company’s Form 10-Q filings. These risks and uncertainties include the effect of competition and our ability to compete on price and other factors; deterioration in credit quality, or in the value of the collateral securing our loans, due to higher interest rates, increased unemployment, further or continued disruptions in the credit markets, or other economic factors; customer acceptance of new products and services; economic conditions and events that disproportionately affect our business due to regional concentration; general business and economic conditions, including the residential and commercial real estate markets; interest rate changes; regulatory and legislative changes; changes in the demand for loans and changes in consumer spending, borrowing and savings habits; changes in accounting policies; our ability to maintain or expand our market share or our net interest margin; factors that could limit or delay implementation of our marketing and growth strategies; and our ability to integrate acquired branches or banks. Other risks include those identified from time to time in our past and future filings with the Securities and Exchange Commission. Note that this list of risks is not exhaustive, and risks identified are applicable as of the date made and cannot be updated. You should not unduly rely on forward-looking statements. They give our expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made, and we do not undertake to update them to reflect changes that occur after the date they are made. This report includes information about our historical financial performance, and this information should not be considered as an indication or projection of future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 25, 2009	PREMIERWEST BANCORP
(Registrant)

By: /s/ Michael D. Fowler Michael D. Fowler
Executive Vice President / Chief Financial Officer